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                                                                     EXHIBIT 10B
                                                                     -----------


                                 Amendment No. 1

                                     to the

                       AMERICAN PRECISION INDUSTRIES INC.
                        1995 DIRECTORS STOCK OPTION PLAN
                                   as Restated



                  WHEREAS, American Precision Industries Inc. (the "Company") adopted the American Precision Industries Inc. 1995 Directors Stock Option Plan (the "Plan") effective July 1, 1995, amended the Plan effective February 25, 1997, and amended and restated the Plan effective February 20, 1998, and

                  WHEREAS, Section 10.3 of the Plan authorizes the Board of Directors of the Company (the "Board") to amend the Plan in its discretion, except to the extent approval of the Company's shareholders would be required by law, and

                  WHEREAS, on July 24, 1998, the Board approved and authorized the amendment to the Plan set out below,

                  NOW, THEREFORE, the Plan is amended as follows:

                  1. A new Section 10.3A is added to the Plan to read as
                     follows:

                                    10.3A Restrictions on Amendments and Grants.
                         Notwithstanding any contradictory provisions of the Plan, and except as provided in Section 9.1 or as approved by the Company's shareholders, an Option may not be amended to reduce the exercise price or cancelled and replaced with another Option having a lower exercise price.

                  2. This amendment is effective July 24, 1998.

                  IN WITNESS WHEREOF, this document is executed this 27th day of October, 1998, pursuant to the authorization of the Board of Directors.


                                   AMERICAN PRECISION INDUSTRIES INC.


                                   By /s/ James R. Schwinger
                                      ----------------------------------
                                      Vice President - Human Resources



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